Exhibit 10.1

THE FRESH MARKET, INC.

EMPLOYEE STOCK PURCHASE PLAN

(as amended)

1. Purpose.

The purpose of this Employee Stock Purchase Plan is to provide employees of The Fresh Market, Inc. and its subsidiaries with an opportunity to purchase shares of The Fresh Market, Inc. common stock through accumulated payroll deductions. The Plan is intended to qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended.

2. Definitions.

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Business Day” shall mean a day on which national stock exchanges are open for trading.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Committee” shall mean the compensation committee of the Board, or such other committee of the Board as may be designated by the Board to administer the Plan.

(e) “Company” shall mean The Fresh Market, Inc., a corporation organized under the laws of the State of Delaware, together with any successor thereto.

(f) “Compensation” shall mean an Employee’s regular wages.

(g) “Designated Subsidiary” shall mean any Subsidiary of the Company designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

(h) “Employee” shall mean any individual who is an employee of the Company or a Designated Subsidiary for purposes of Section 423 of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or a Designated Subsidiary, except that where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed by either statute or contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

(i) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(j) “Fair Market Value” on any date shall mean, except as otherwise provided in the applicable offering, with respect to Shares as of any date, (i) the closing per-share sales price of the Shares (A) as reported by the NASDAQ Global Select Market for such date or (B) if the Shares are listed on any other national stock exchange, as reported on the stock exchange composite tape for securities traded on such stock exchange for such date or, with respect to each of clauses (A) and (B), if there were no sales on such date, on the closest preceding date on which there were sales of Shares or (ii) in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Committee.

(k) “Grant Date” shall mean the first day of each Offering Period. For purposes of Section 423 of the Code, the Company shall be deemed to have granted to each Participant an option to purchase Shares on each Grant Date.

(l) “Offering Period” shall mean the period set by the Committee, from time to time, during which an option granted hereunder is outstanding, but in no event shall the term of any Offering Period exceed the limits described in Section 423(b)(7) of the Code. The duration of Offering Periods need not be identical.

(m) “Parent” shall mean a corporation, domestic or foreign, that owns not less than 50% of the voting shares of the Company or of another Parent, whether or not such corporation now exists or is hereafter organized or acquires the Company or a Parent.

(n) “Participant” shall mean an eligible Employee who has elected to participate in the Plan in accordance with Section 5.

(o) “Plan” shall mean this Employee Stock Purchase Plan.

(p) “Purchase Date” shall mean the last Business Day of each Offering Period.

(q) “Purchase Price” shall mean an amount set by the Committee, which may be no less than the lower of 85% of the Fair Market Value of a Share on the applicable Grant Date or the applicable Purchase Date.

(r) “Reserves” shall mean the number of Shares covered by each option under the Plan that has not yet been exercised and the number of Shares that has been authorized for issuance under the Plan, but not yet placed under option.

(s) “Shares” shall mean the authorized shares of common stock of the Company, $0.01 par value, as may be adjusted by the Board from time to time. Any adjustment to the par value of a Share shall be incorporated herein without any need to otherwise amend the Plan. For the avoidance of doubt, “Shares” shall be interpreted to include both full and fractional shares, as applicable.

(t) “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or another Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

(u) “Treasury Regulations” shall mean all proposed, temporary and final regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

ESPP as amended

3. Eligibility.

(a) Any Employee that is employed by the Company or a Designated Subsidiary on a given Grant Date shall be eligible to participate in the Plan.

(b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan:

(1) to the extent that, immediately after the grant of such option hereunder, such Employee (including by attribution under Section 424(d) of the Code) would own capital stock of the Company (or a Parent or Subsidiary) or hold outstanding options to purchase stock of the Company (or a Parent or Subsidiary) constituting in the aggregate five percent or more of the total combined voting power or value of all classes of the capital stock of the Company (or a Parent or Subsidiary), or

(2) to the extent that, immediately after the grant of such option hereunder, such Employee’s option rights to purchase stock under this Plan and any other employee stock purchase plans of the Company and its Parent and Subsidiary corporations exceeds $25,000 worth of stock (based on the Fair Market Value of the Shares at the applicable Grant Date) in the aggregate for each calendar year in which such option right is outstanding at any time.

4. Offering Periods.

The Plan shall be implemented by consecutive or overlapping Offering Periods, with a new Offering Period commencing on such date as the Committee shall determine, and continuing thereafter until the applicable Purchase Date or until the Offering Period is terminated in accordance with Section 20.

5. Participation.

(a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form provided by the Company and returning it to the Committee within such time period prior to the date for which it is to be effective as shall be established by the Committee. If the subscription agreement is not timely executed and returned, the eligible Employee shall not be permitted to participate in the Plan until the first Grant Date subsequent thereto as of which the Committee has received a subscription agreement executed within the time, and in the form, prescribed by the Committee.

(b) Payroll deductions for a Participant shall commence on the first payroll date occurring on or after the applicable Grant Date and shall end on the last payroll date occurring on or before the end of the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10.

ESPP as amended

6. Payroll Deductions.

(a) At the time a Participant files his or her subscription agreement, the Participant shall elect to have payroll deductions made on each payday during the Offering Period in the manner prescribed by the Committee. For example, the Committee may provide that Participants shall elect to have such payroll deductions equal (i) a whole percentage (e.g., 1%, 2%, etc.) of the Compensation that the Participant receives on each payday during such Offering Period or (ii) an absolute dollar amount (e.g., $50, $125, etc.).

(b) The maximum number of Shares that may be purchased by a Participant during an Offering Period shall equal $25,000 divided by the Fair Market Value of a Share as of the Grant Date.

(c) All payroll deductions made for a Participant shall be credited to his or her account under the Plan. A Participant may not make any additional payments into such account. A Participant’s account shall be only a bookkeeping account maintained by the Company, and neither the Company nor any Parent or Subsidiary shall be obligated to segregate or hold in trust or escrow any funds in a Participant’s account. Unless specifically provided herein, no amount of accumulated payroll deductions shall be carried over with respect to any Participant from the end of one Offering Period to the beginning of another.

(d) The Committee may permit a Participant to modify his or her payroll deduction election on such occasions and with such frequency as the Committee determines in its sole discretion. The Committee may also prescribe procedures by which Participants must notify the Committee with respect to any such modifications. A Participant’s subscription agreement shall remain in effect for successive (and overlapping) Offering Periods unless terminated as provided in Section 10.

(e) Notwithstanding the foregoing, to the extent necessary to comply with the limitations of Section 423(b)(8) of the Code and Sections 3(b) and 6(b), a Participant’s payroll deductions may be decreased to 0% at any time during an Offering Period. In such event, payroll deductions shall recommence at the rate provided in such Participant’s subscription agreement at the beginning of the first Offering Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

(f) If a Participant is also a participant in a profit sharing plan subject to Sections 401(a) and 401(k) of the Code that is maintained by the Company or any Parent or Subsidiary and receives a hardship distribution under such plan, the Participant’s payroll deductions under this Plan shall cease for a period of six months from the date of such hardship distribution.

(g) At the time an option granted hereunder is exercised, in whole or in part, or at the time some or all of the Shares issued under the Plan are disposed of, the Participant must make adequate provision for U.S. Federal, state or other tax withholding

ESPP as amended

obligations, if any, arising upon the exercise of the option or the disposition of the Shares. The Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations related to the Participant’s tax obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Shares by the Employee that may be available to it.

7. Grant of Option.

Effective on the Grant Date of each Offering Period, each Participant in such Offering Period shall be granted an option to purchase on the Purchase Date of such Offering Period, at the applicable Purchase Price, a number of Shares determined by dividing (i) such Participant’s total payroll deductions actually made during such Offering Period and retained in the Participant’s account as of such Purchase Date by (ii) such Purchase Price.

8. Exercise of Option.

(a) Unless a Participant withdraws from the Plan as provided in Section 10, and except to the extent that the limitation of Section 423(b)(8) of the Code or Section 6(b) would otherwise be violated, the Participant’s option for the purchase of Shares shall be exercised automatically on the applicable Purchase Date, and the maximum number of whole Shares subject to such option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in the Participant’s account. During a Participant’s lifetime, a Participant’s option to purchase Shares hereunder is exercisable only by such Participant.

(b) Each option granted hereunder shall expire on the applicable Purchase Date after giving effect to the provisions of Section 8(a).

(c) A Participant’s option to purchase Shares hereunder shall expire as of the date such Participant is no longer employed by the Company or a Designated Subsidiary, as applicable (as provided in Section 11), unless it has previously expired pursuant to Section 8(b).

9. Delivery; Dividends; Subsequent Transfer or Disposition by Participant.

(a) The Committee may prescribe procedures by which the Company shall evidence the transfer (including a transfer by electronic transaction) of Shares purchased on each Purchase Date upon exercise of an option by a Participant. Such procedures may include the issuance of a stock certificate or the registration in book-entry form of the Shares in the Company’s (or its agent’s) records.

(b) If dividends are declared by the Company and Shares are held in a Participant’s Plan account, the Committee shall determine, in its sole discretion, how such dividends shall be distributed with respect to such Shares. The Committee may, for example, require that such dividends be deposited directly into the Participant’s Plan

ESPP as amended

account and be used for the purchase of additional Shares on the next Purchase Date following the date on which the dividends are paid.

(c) For a period of two years after the Grant Date of any option granted hereunder and one year after the Purchase Date on which such option is exercised, no Participant shall transfer any Shares purchased upon exercise of such option from such Participant’s Plan account to a different brokerage or other account. After the holding periods described in this Section 9(c) with respect to any option granted hereunder, a Participant may transfer Shares purchased upon exercise of such option to a different brokerage or other account.

(d) During each period described in Section 9(c) with respect to any option granted hereunder, any disposition of Shares purchased upon exercise of such option by such Participant will be treated as a “disqualifying disposition” pursuant to Section 423 of the Code to the extent provided therein. A disposition of such Shares by the Participant after the holding periods described in Section 9(c) shall be treated as a “qualifying disposition” pursuant to Section 423 of the Code to the extent provided therein.

10. Withdrawal.

A Participant may revoke his or her election to participate in the Plan at any time. The Committee may prescribe procedures by which Participants must notify the Committee with respect to any such revocation. Such revocation shall be effective as soon as practicable after receipt thereof by the Committee, in the form prescribed by the Committee. Upon receipt by the Committee of such revocation, all amounts credited to such Participant’s Plan account shall be returned to the Participant as soon as administratively feasible thereafter. Such Participant may again participate in the Plan, effective as of any subsequent Offering Period, by completing a new subscription agreement, as provided in Section 5(a). Unless the Committee receives a revocation within the time period prior to the applicable Purchase Date that is established by the Committee and communicated to Participants, such revocation shall not be effective to avoid the exercise of an option under the Plan on such Purchase Date. In the event that a Participant either revokes his or her election to participate in the Plan or ceases to be an Employee for any reason at any time, any fractional Share held in such Participant’s account shall be exchanged for cash based on such fractional Share’s fair market value, which shall be distributed to the Participant as soon as administratively feasible thereafter.

11. Termination of Employment.

Upon a Participant’s ceasing to be an Employee for any reason at any time on or before a Purchase Date of an Offering Period, he or she shall be deemed to have elected to withdraw his or her payroll deduction election, and the payroll deductions credited to such Participant’s account during such Offering Period shall be returned to such Participant or, in the case of a Participant’s death, to the person or persons entitled thereto under Section 15, and such Participant’s option shall be automatically terminated. The

ESPP as amended

Participant shall retain his or her rights under the Plan with respect to any Shares held in his or her Plan account.

12. No Interest.

No interest shall accrue or be payable on the payroll deductions of a Participant in the Plan.

13. Stock.

(a) The Shares to be sold to Participants under the Plan may, at the election of the Company, be either treasury shares or shares newly issued by the Company.

(b) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19, the maximum number of Shares available for sale under the Plan shall be 1,000,000 Shares. If on a given Purchase Date the number of Shares with respect to which options are to be exercised exceeds the number of Shares then available under the Plan, the Company shall make a pro rata allocation of the Shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

(c) A Participant shall have no interest or voting rights in Shares covered by the Participant’s option or in any dividends declared by the Company in respect of its outstanding Shares until such option has been exercised.

14. Administration.

The Plan shall be administered by the Committee. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. No member of the Committee shall be liable for any act done in good faith with respect to the Plan or any subscription agreement or option granted under the Plan. To the extent not delegated to Participants by the Committee, the Company shall bear all expenses of Plan administration. The interpretation and construction by the Committee of any terms or provisions of the Plan or of any rule or regulation promulgated in connection herewith shall be conclusive and binding on all persons. All determinations of the Committee shall be made by a majority of its members. In addition to all other authority vested with the Committee under the Plan, the Committee shall have the sole and absolute discretion to:

(a) construe and interpret all provisions of the Plan;

(b) prescribe the form of any subscription agreement or notice hereunder and the manner for executing or giving the same;

(c) establish, amend, and revoke such rules and regulations as it may deem appropriate for the proper administration of the Plan;

ESPP as amended

(d) delegate to one or more individuals the right to act on its behalf in such matters as it may authorize; and

(e) make all determinations it deems advisable for the proper administration of the Plan.

15. Designation of Beneficiary.

(a) A Participant may file a written designation of a beneficiary who is to receive any Shares and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to any Purchase Date on which the option is exercised, but before delivery to such Participant of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death before exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective, if such consent is required under applicable law.

(b) Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such Shares or cash to the executor or administrator of the estate of the Participant or, if to the best of the Company’s knowledge no such executor or administrator has been appointed, the Company, in its discretion, may deliver such Shares or cash to the spouse or to any one or more dependents or relatives of the Participant, or, if no spouse, dependent, or relative is known to the Company, then to such other person as the Company may designate.

16. Transferability.

Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 15) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10.

17. Use of Funds.

All payroll deductions received or held by the Company under the Plan shall be general corporate funds and as such may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions or pay interest thereon.

ESPP as amended

18. Reports.

Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of Shares purchased, and the remaining cash balance, if any. The statements shall also include any additional information that must be included under applicable Treasury Regulations.

19. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger, or Asset Sale.

(a) Subject to any required action by the stockholders of the Company and the requirements of applicable law, the Reserves, the maximum number of Shares each Participant may purchase per Offering Period, as well as the price per Share and the number of Shares covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, spin-off, extraordinary dividend or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company. Such adjustment shall be made by the Committee, whose determination in that respect shall be final and binding on all parties. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or of securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

(b) In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or a proposed merger of the Company with or into another corporation, options granted under the Plan shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. In such instances, the Committee may in its sole discretion declare that any option shall terminate as of the date fixed by the Committee and (i) accelerate a Participant’s right to purchase any or all of the Shares subject to such option or (ii) refund any cash held in a Participant’s Plan account.

20. Amendment and Termination.

(a) The Board may at any time and for any reason amend or terminate the Plan. Except as provided in Section 19, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. In connection with such termination, the Board may accelerate a Participant’s right to purchase any or all of the Shares pursuant to an option previously granted hereunder or refund any cash held in a Participant’s Plan account. Except as provided in Section 19 and this Section 20, no amendment may make any change in any option theretofore granted that results in a material adverse effect to the rights of any Participant. To the extent necessary to comply with Section 423 of the

ESPP as amended

Code (or any other applicable law, regulation, or stock exchange rule), the Company shall obtain stockholder approval in such manner and to such degree as required.

(b) Without stockholder consent and without regard to whether any Participant’s rights may be considered to have been “adversely affected,” the Board shall be entitled to: (i) change the Offering Periods, the maximum amount of permitted payroll deductions, and the frequency or number of permitted changes in the amount withheld during an Offering Period; (ii) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; (iii) permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections; (iv) establish reasonable waiting and adjustment periods and accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation; and (v) establish such other limitations and procedures as the Board determines in its sole discretion are advisable.

(c) In the event that the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequences including, but not limited to:

(1) altering the Purchase Price for any Offering Period, including an Offering Period underway at the time of the change in Purchase Price; or

(2) shortening any Offering Period so that the Offering Period ends on a new Purchase Date, including an Offering Period underway at the time of the Board action. Such modifications or amendments shall not require stockholder approval or the consent of any Plan Participants.

21. Notices.

All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22. Conditions Upon Issuance of Shares.

(a) Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange on which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

ESPP as amended

(b) As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law. The Committee may also require such other action or agreement by the Participants as may from time to time be necessary to comply with applicable laws, rules and regulations. This provision shall not obligate the Company or any Parent or Subsidiary to undertake registration or qualification of options or Shares hereunder or to perfect an exemption from such registration or qualification requirements.

(c) Any certificate issued to evidence Shares for which an option is exercised may bear such legends and statements as the Company or Committee may deem advisable to assure compliance with applicable laws, rules, regulations and Plan provisions.

23. Term of Plan.

The Plan shall become effective at the first Grant Date following its adoption by the Board, subject to approval by the Company’s stockholders in accordance with Section 1.423-2(c) of the Treasury Regulations. Once effective, the Plan shall continue in effect for a term of ten years unless sooner terminated by the Board pursuant to Section 20.

24. Additional Restrictions of Rule 16b-3.

The terms and conditions of options granted hereunder to, and the purchase of Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. In the cases of any such persons, the Plan and options issued to such persons shall be deemed to contain, and the Shares issued upon exercise of such options shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions on behalf of such persons.

25. Effect on Employment.

Neither the adoption of the Plan, its operation, nor any documents describing or referring to the Plan (or any part thereof) shall confer upon any Employee any right to continue in the employ of the Company or a Designated Subsidiary or in any way affect any right and power of the Company or a Designated Subsidiary to terminate the employment of any Employee at any time with or without assigning a reason therefor.

26. Unfunded Plan.

The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under the Plan. Any liability of the Company to any person with respect to any grant under the Plan shall be based solely upon contractual obligations that may be created hereunder. No such obligation of the Company shall be deemed to be secured by any

ESPP as amended

pledge of, or other encumbrance on, any property of the Company or any Parent or Subsidiary.

27. Rules of Construction.

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law. Whenever the word “include”, “includes” or “including” is used in the Plan, it shall be deemed to be followed by the words “but not limited to”.

28. Governing Law.

The laws of the State of Delaware shall apply to all matters arising under this Plan, to the extent that Federal law does not apply.

29. Compliance with Securities Laws.

Transactions under this Plan are intended to comply with all applicable securities laws. To the extent any provision of this Plan or action by the Committee fails to so comply, the same shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

30. Interpretation.

The provisions of the Plan shall be construed in a manner consistent with the requirements of Section 423 and related sections of the Code.

ESPP as amended